SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2015

Cigna Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-08323	06-1059331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Settlement of Certain Litigation Relating to the Mergers

As described in greater detail in the Litigation Relating to the Mergers section of the definitive proxy statement of Cigna Corporation ("Cigna" or the "Company") filed with the Securities and Exchange Commission and first mailed to Cigna shareholders on or about October 28, 2015 (the "Proxy Statement"), putative class action lawsuits were filed by purported Cigna shareholders on behalf of themselves and all others similarly situated.  Five of the actions, Leach v. Cigna Corp., et al., Civil Action No. 11354-CB, Copelli v. Cordani, et al., Civil Action No. 11373-CB, Patel v. Cigna Corp., et al., Civil Action No. 11377-CB, Messenger v. Cigna Corp., et al., Civil Action No. 11383-CB and Litwin v. Cigna Corp., et al., Civil Action No. 11396-CB (collectively, the "Delaware Actions") were filed in the Court of Chancery of the State of Delaware. A sixth action, Solak v. Cordani, et al., Civil Action No. HHD-CV-15-6061337-S (together with the Delaware Actions, the "Cigna Merger Litigation"), was filed in the Connecticut Superior Court, Judicial District of Hartford (the "Connecticut Court" or the "Court"). The Cigna Merger Litigation relates to an agreement and plan of merger dated July 23, 2015 (the "Merger Agreement"), among Anthem Inc. ("Anthem"), Anthem Merger Sub Corporation ("Merger Sub") and Cigna, pursuant to which Cigna will merge with and into Merger Sub (the "Merger").

Effective November 24, 2015, solely to avoid the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company, the Company's directors, Anthem and Merger Sub entered into a Memorandum of Understanding ("MOU") to settle the Cigna Merger Litigation. The MOU resolves the Cigna Merger Litigation, subject to further definitive documentation in a stipulation of settlement, and provides that the Company will make the supplemental disclosures set forth below. The stipulation of settlement contemplated by the parties will contain customary conditions, including, among other things, Court approval following notice to the Company's shareholders.  If the Court approves the settlement, the Cigna Merger Litigation will be dismissed with prejudice and all claims that were or could have been brought in any actions challenging any aspect of the Merger, the Merger Agreement and any related disclosures will be released. In connection with the settlement, subject to the ultimate determination of the Court, plaintiffs' counsel may receive an award of reasonable fees. This payment will not affect the amount of the consideration to be received by any Company shareholder in the Merger. There can be no assurance that the parties will ultimately enter into a stipulation of settlement, or that the Court will approve the settlement even if the parties were to enter into such stipulation. The MOU may terminate, if, among other reasons, the Court does not approve the settlement or the Merger is not consummated for any reason.

Supplemental Disclosures

The additional disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Proxy Statement. Nothing in this Current Report on Form 8-K, the MOU, or any stipulation of settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement.
The disclosure under the heading "Background of the Merger" is hereby supplemented by replacing the last sentence of the second to last paragraph on page 96 of the Proxy Statement to read as follows:

This series of meetings ended with the chief executive officer of Company B indicating to Mr. Cordani that Company B was not interested in continuing to explore a potential transaction because Company B did not believe that industry consolidation was imminent and believed in its prospects as a standalone entity.
The disclosure under the heading "Background of the Merger" is hereby supplemented by replacing the third sentence in the first full paragraph on page 97 of the Proxy Statement to read as follows:

The chief executive officer of Company A also indicated to Mr. Cordani that if material events or developments were to occur within the health care industry, such as industry consolidation or if Cigna decided to combine with another market participant, the chief executive officer of Company A would be interested in having further conversations with Mr. Cordani.
The disclosure under the heading "Background of the Merger" is hereby supplemented by replacing the fifth sentence in the third full paragraph on page 109 of the Proxy Statement to read as follows:

After consideration of the various potential fee structures as they related to Cigna's potential alternatives, including the financing-related  fees that Morgan Stanley might receive from Cigna in connection with a potential transaction involving Cigna and Company B, and the question of whether such fee structures give rise to a conflict of interest, the Cigna board of directors determined that there was no evidence that Morgan Stanley was in fact swayed by the fee structures.

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The disclosure under the heading "Analysis Related to Cigna – Historical Trading Range Analysis" is hereby supplemented by adding the following disclosure after the second paragraph on page 148 of the Proxy Statement to read as follows:

Morgan Stanley compared the one and three year total shareholder returns of Cigna common stock with the average shareholder return of its peer group, consisting of the companies used in the comparison described under "Comparable Public Company Analysis".  Cigna's total shareholder returns of 51.4% over the one-year period ending on June 12, 2015 and 206.4% over the three-year period ending June 12, 2015 outperformed its peer group which averaged returns of 48.1% over the same one-year period and 144.2% over the same three-year period (in each case as calculated by Bloomberg, and with respect to Humana, through May 28, 2015, which was the last trading day prior to public rumors that Humana was exploring a sale).
The disclosure under the heading "Analyses Related to Cigna – Discounted Cash Flow Analysis" is hereby supplemented by replacing the fourth through seventh sentences of the paragraph running from the bottom of page 150 to the top of page 151 of the Proxy Statement to read as follows:

For purposes of its discounted cash flow analysis, Morgan Stanley (A) defined unlevered free cash flow as earnings before interest and taxes (1) plus depreciation, (2) plus amortization, (3) plus the tax benefit for the deductible portion of amortization, (4) less income taxes, (5) less increases in working capital, (5) less pension contribution, (6) less capital expenditures and (7) less net cash flow retained at subsidiaries to satisfy risk-based capital requirements, (B) treated stock-based compensation as a cash expense and (C) did not consider any accumulated net operating losses, referred to as NOLs, of Cigna that may be available to be carried forward to future tax periods following the mergers.  Morgan Stanley then calculated a range of terminal values for Cigna by applying a terminal perpetual growth rate range of 2.0% to 3.0%. Morgan Stanley selected the terminal perpetual growth rate range based on the application of its experience and professional judgment. The unlevered free cash flows and the terminal values were then discounted to June 30, 2015 by applying a discount rate of 6.6%, which was selected based on Morgan Stanley's professional judgment and taking into consideration, among other things, a weighted average cost of capital calculation and Cigna's assumed cost of equity, which was calculated using a capital asset pricing model that assumed a risk-free rate of 2.4%, an equity beta of 0.80 and a risk premium of 6.0%.
The disclosure under the heading "Analyses Related to Anthem – Discounted Cash Flow Analysis" is hereby supplemented by replacing the fourth through seventh sentences of the fourth full paragraph on page 155 of the Proxy Statement to read as follows:

For purposes of its discounted cash flow analysis, Morgan Stanley (A) defined unlevered free cash flow as earnings before interest, taxes and amortization (assuming amortization is not deductible for purposes of calculating cash taxes) (1) less taxes, (2) plus depreciation, (3) less increases in working capital, (4) plus other cash flow items, (5) less capital expenditures and (6) less net cash flow to subsidiaries, (B) treated stock-based compensation as a cash expense and (C) did not consider any accumulated NOLs of Anthem that may be available to be carried forward to future tax periods following the mergers.  Morgan Stanley then calculated a range of terminal values for Anthem by applying a terminal perpetual growth rate range of 2.0% to 3.0%.  Morgan Stanley selected the terminal perpetual growth rate range based on the application of its experience and professional judgment.  The unlevered free cash flows and the terminal values were then discounted to June 30, 2015 by applying a discount rate of 6.2%, which was selected based on Morgan Stanley's professional judgment and taking into consideration, among other things, a weighted average cost of capital calculation and Anthem's assumed cost of equity, which was calculated using a capital asset pricing model that assumed a risk-free rate of 2.4%, an equity beta of 0.89 and a risk premium of 6.0%.
The disclosure under the heading "Cigna Unaudited Prospective Financial Information" is hereby supplemented by amending and restating the table on page 160 of the Proxy Statement to read as follows:

	2015	E	2016	E	2017	E	2018	E	2019	E	2020	E
	(in millions, except per share data; "E" refers to estimated)
Operating revenues(1)	$37,955		$40,876		$45,022		$50,343		$56,116		$62,485
Adjusted income (loss) from operations(2)	$2,208		$2,417		$2,698		$2,986		$3,296		$3,671
EBIT(3)	$3,631		$3,993		$4,510		$5,011		$5,540		$6,156
Adjusted income (loss) from operations, per share(4)	$8.61		$9.66		$11.03		$12.46		$14.03		$15.95
Adjusted income (loss) from operations including amortization of other acquired intangible assets, per share(5)	$8.22		$9.30		$10.74		$12.21		$13.80		$15.71
EBITA(6)	$3,793		$4,137		$4,624		$5,110		$5,628		$6,244
Pre-Tax Margin(7)	10.0%		10.1%		10.3%		10.2%		10.0%		10.0%
Tax rate	38.0%		38.1%		38.4%		38.5%		38.4%		38.2%
Net operating profit after tax	$2,352		$2,561		$2,847		$3,142		$3,469		$3,861
Unlevered free cash flow(8)	$1,680		$1,851		$1,912		$1,995		$2,216		$2,491

The disclosure under the heading "Cigna Unaudited Prospective Financial Information" is hereby supplemented by deleting the sixth footnote on page 160 of the Proxy Statement and adding the following disclosure after the fifth footnote on page 160 of the Proxy Statement to read as follows:

(6) EBITA represents adjusted income (loss) from operations before interest expense and income taxes and pre-tax amortization of other acquired intangible assets expense.

(7) Pre-tax margin represents EBITA divided by operating revenues.

(8) Unlevered free cash flow represents net operating profit after tax plus depreciation expense and the tax benefit for the deductible portion of amortization, minus increases in working capital, pension contributions, capital expenditures and net cash flow retained at subsidiaries to satisfy risk-based capital requirements. For 2015, 2016, 2017, 2018, 2019 and 2020 depreciation and capital expenditures were each estimated to be an average of $400 million annually, pension contribution was estimated to be an average of $50 million annually and increases in working capital were estimated to be $0 annually. The tax benefit for the deductible portion of amortization was estimated to be $10 million, $9 million, $7 million, $5 million, $5 million and $5 million for 2015, 2016, 2017, 2018, 2019 and 2020, respectively. Net cash flow retained at subsidiaries to satisfy risk-based capital requirements was estimated to be $632 million, $668 million, $891 million, $1,102 million, $1,208 million and $1,324 million for 2015, 2016, 2017, 2018, 2019 and 2020, respectively.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS
NO OFFER OR SOLICITATION

This communication is neither an offer to buy, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed transaction involving Cigna Corporation ("Cigna") and Anthem, Inc. ("Anthem") will be submitted to Cigna's shareholders and Anthem's shareholders for their consideration.  In connection with the proposed transaction, Anthem has filed with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4, including Amendment No. 1 thereto, containing a preliminary joint proxy statement of Anthem and Cigna that also constitutes a preliminary prospectus of Anthem.  The registration statement was declared effective by the SEC on October 26, 2015.  Each of Anthem and Cigna commenced mailing a definitive joint proxy statement/prospectus to its shareholders on or about October 28, 2015.  This communication is not a substitute for the registration statement, definitive joint proxy statement/prospectus or any other document that Anthem and/or Cigna have filed or may file with the SEC in connection with the proposed transaction.  SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, CAREFULLY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  The registration statement, the definitive joint proxy statement/prospectus and other relevant materials and any other documents filed or furnished by Cigna or Anthem with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, security holders may obtain free copies of the registration statement and the definitive joint proxy statement/prospectus from Cigna by going to its investor relations page on its corporate web site at www.cigna.com or by contacting Cigna's investor relations department at 215-761-4198 and from Anthem by going to its investor relations page on its corporate web site at www.antheminc.com or by contacting Anthem's investor relations department at 317-488-6181.

PARTICIPANTS IN THE SOLICITATION

Cigna, Anthem, their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Cigna's directors and executive officers is set forth in its definitive proxy statement filed with the SEC on March 13, 2015 and information about Anthem's directors and executive officers is set forth in its definitive proxy statement filed with the SEC on April 1, 2015. These documents are available free of charge from the sources indicated above, and from Cigna by going to its investor relations page on its corporate web site at www.cigna.com or by contacting Cigna's investor relations department at 215-761-4198 and from Anthem by going to its investor relations page on its corporate web site at www.antheminc.com or by contacting Anthem's investor relations department at 317-488-6181. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction are included in the registration statement, the preliminary joint proxy statement/prospectus and other relevant materials Cigna and Anthem may file with the SEC.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication, and oral statements made with respect to information contained in this communication, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements regarding the proposed merger between Cigna and Anthem; dismissal of the Cigna Merger Litigation by the Court; our beliefs relating to value creation as a result of a potential combination with Anthem; the expected timetable for completing the transaction; benefits and synergies of the transaction; future opportunities for the combined company; and any other statements regarding Cigna's and Anthem's future beliefs, expectations, plans, intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as "believe", "expect", "plan", "intend", "anticipate", "estimate", "predict", "potential", "may", "should", "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to the timing and likelihood of completion of the proposed merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction; the possibility that Cigna shareholders or Anthem shareholders may not approve the proposed merger; the ability of the parties to the Cigna Merger Litigation to enter into a stipulation of settlement and obtain Court approval of such stipulation; the possibility that the expected synergies and value creation from the proposed merger will not be realized or will not be realized within the expected time period; the risk that the businesses of Cigna and Anthem will not be integrated successfully; disruption from the proposed merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the proposed merger does not close, including due to the failure to satisfy the closing conditions; the risk that financing for the proposed merger may not be available on favorable terms; our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions; the substantial level of government regulation over our business and the potential effects of new laws or regulations, or changes in existing laws or regulations; the outcome of litigation, regulatory audits, investigations and actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems; and unfavorable industry, economic or political conditions, as well as more specific risks and uncertainties.  Such other risks and uncertainties are discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.cigna.com or by contacting Cigna's investor relations department at 215-761-4198 as well as on Anthem's most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.antheminc.com or by contacting Anthem's investor relations department at 317-488-6181. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

	By:	/s/ Nicole S. Jones
Nicole S. Jones
Executive Vice President and General Counsel

Dated: November 25, 2015

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